Exhibit 99.1

Vroom Announces Wind-Down of Ecommerce Used Vehicle Operations

HOUSTON—(BUSINESS WIRE) –January 22, 2024—Vroom, Inc. (Nasdaq:VRM) (Vroom, or the Company), a leading ecommerce platform for buying and selling used vehicles, today announced that it is discontinuing its ecommerce operations and winding down its used vehicle dealership business in order to preserve liquidity and enable the Company to maximize stakeholder value through its remaining businesses. Vroom owns and operates United Auto Credit Corporation (UACC), a leading automotive finance company, and CarStory, a leader in AI-powered analytics and digital services for automotive retail. UACC and CarStory will continue to serve their third-party customers and focus on growing those businesses.

Under the Value Maximization Plan approved by Vroom’s Board of Directors, the Company is suspending transactions through vroom.com, planning to sell its current used vehicle inventory through wholesale channels, halting purchases of additional vehicles, and executing a reduction-in-force commensurate with its reduced operations.

Thomas Shortt, the Company’s Chief Executive Officer, said “As we previously disclosed, we intended to raise additional capital to fund our operations and support the extension of our vehicle floorplan facility beyond its current expiration date of March 31, 2024. Despite significant efforts to do so, we ultimately were unable to raise the necessary capital in the current market. Obviously, we are very disappointed with this outcome. Two years ago, we set out to build a well-oiled machine, improve unit economics and dramatically improve our customer experience and I believe we achieved those goals. I want to thank our dedicated Vroommates, customers and business partners, as well as our Board of Directors and investors, all of whom have supported us over the years.”

Robert Mylod, Independent Executive Chair of the Board, said “Although we were unable to raise the capital necessary to achieve profitability in our ecommerce operations, we are committed to responsibly managing our remaining businesses and prudently deploying our capital as we seek to maximize value for all of our stakeholders.”

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the execution of and the expected benefits from our Value Maximization Plan, including anticipated benefits or cost-savings, our expectations regarding our ability to maximize stakeholder value through United Auto Credit Corporation and CarStory, our ability to successfully halt our ecommerce operations, sell our used vehicle inventory in an efficient manner and implement the reduction-in-force, and future results of operations and financial position of these remaining businesses. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. For factors that could cause actual results to differ materially from the forward-looking statements in this press release, please see the risks and uncertainties identified under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, as updated by our Quarterly reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023, each of which is available on our Investor Relations website at ir.vroom.com and on the SEC website at www.sec.gov. All forward-looking statements reflect our beliefs and assumptions only as of the date of this press release. We undertake no obligation to update forward-looking statements to reflect future events or circumstances.

Investor Relations:

Vroom

Jon Sandison

investors@vroom.com

Media Inguiries:

Vroom

Chris Hayes

Chris.hayes@vroom.com